================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K
                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                      OFTHE SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported): September 26, 2006

                                   ----------

                            WHOLE FOODS MARKET, INC.
             (Exact name of registrant as specified in its charter)

          Texas                      0-19797                    74-1989366
        (State of                (Commission File             (IRS Employer
      incorporation)                 Number)              Identification Number)

                                550 Bowie Street
                               Austin, Texas 78703
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (512) 477-4455

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the reporting obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (7 CFR 240.13e-4(c))

================================================================================

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

     On September 26, 2006, we entered into a 7 year distribution agreement with United Natural Foods, Inc. ("UNFI"), pursuant to which UNFI will continue to act as our primary wholesale natural grocery distributor in our regions where UNFI currently holds that status. The agreement, effective on September 26, 2006, replaces an existing three year primary distribution agreement that was scheduled to expire on December 31, 2007. The agreement relates to all products purchased by Whole Foods Market from UNFI (excluding Albert's Organics, Inc. and UNFI manufacturing arms and retail divisions) and generally extends our current arrangement with UNFI through September 29, 2013.

     The agreement requires eight of our eleven regions to continue to purchase a minimum dollar amount of product, which relates to prior year purchases from UNFI; and specifies that collectively the U.S. grocery stores in nine of our regions, where UNFI is currently the primary distributor, are required to purchase from UNFI a dollar majority of those products purchased from all wholesale natural grocery distributors.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                WHOLE FOODS MARKET, INC.

Date: October 2, 2006                           By: /s/  Glenda Chamberlain
                                                    ----------------------------
                                                    Glenda Chamberlain
                                                    Executive Vice President and
                                                    Chief Financial Officer